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                                                                          DRAFT
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):
                                 July 31, 1998

                        Marvel Entertainment Group, Inc.
             (Exact Name of Registrant as Specified in its Charter)


   Delaware                        1-10779                        94-3024816
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(State or other                  (Commission                     (IRS Employer
jurisdiction of                  File Number)                   Identification
incorporation)                                                     Number)


                387 Park Avenue South, New York, New York 10016
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               (Address of principal executive office) (Zip Code)


                                 (212) 696-0808
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              (Registrant's telephone number including area code)


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         (Former Name and Former Address, If Changed Since Last Report)

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ITEM 5.  OTHER EVENTS.

On July 30, 1998, the Registrant issued a press release, a copy of which is attached hereto as Exhibit 99.1, announcing that an agreement (the "Agreement"), subject to court approval, has been reached among Toy Biz Inc. ("Toy Biz"), John J. Gibbons, Chapter 11 Trustee of the Registrant (the "Trustee"), representatives of the Registrant's senior secured lenders (the "Secured Lenders"), representatives of the Registrant's unsecured creditors (the "Unsecured Creditors"), representatives of the Registrant's equityholders (the "Equityholders") and certain other parties (the "Other Parties," and together with the Trustee, Toy Biz, the Secured Lenders, the Unsecured Creditors, the Equityholders, the "Consenting Parties") to support a revised version of the plan of reorganization for the Registrant that was proposed by Toy Biz and the Secured Lenders and confirmed on July 13, 1998 (the "Plan of Reorganization") by the United States District Court for the District of Delaware (the "District Court"), which has been administering the Registrant's Chapter 11 bankruptcy cases. A copy of the operative documents, including (a) the Plan of Reorganization, filed with the District Court on July 31, 1998 by Toy Biz and the Secured Lenders, with attached exhibits (the "Fourth Amendment Plan of Reorganization"), and (b) the Stipulation and Agreement Effecting Consensual Amendment to the Third Amended Joint Plan of Reorganization Proposed by the Secured Lenders and Toy Biz filed with the District Court on July 31, 1998 by the Consenting Parties, are attached hereto as Exhibit 2.1 and Exhibit 10.1, respectively. The Registrant issued a press release a copy of which is attached hereto as Exhibit 99.2, announcing that an order was entered on July 31, 1998 by the District Court approving the Agreement and the Fourth Amended Plan of Reorganization.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(C)  EXHIBITS.

2.1 Fourth Amended Plan of Reorganization filed with the United States District Court for the District of Delaware on July 31, 1998 by the secured lenders of the Registrant, with attached exhibits. Incorporated by reference to Exhibit 2.1 of Form 8-K of Toy Biz, Inc. dated July 31, 1998.

10.1 Stipulation and Agreement Effecting Consensual Amendment to the Third Amended Joint Plan of Reorganization Proposed by the Secured Lenders and Toy Biz, Inc. filed with the District Court on July 31, 1998 by Toy Biz and the secured lenders of Marvel. Incorporated by reference to Exhibit
      10.1 of Form 8-K of Toy Biz, Inc. dated July 31, 1998.

99.1 Press release of the Registrant, dated July 30, 1998. Incorporated by reference to Exhibit 99.1 of Form 8-K of Toy Biz, Inc. dated July 31, 1998.

99.2 Press release of the Registrant, dated July 31, 1998. Incorporated by reference to Exhibit 99.2 of Form 8-K of Toy Biz, Inc. dated July 31, 1998.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            MARVEL ENTERTAINMENT GROUP, INC.
                                            (Registrant)



Dated July 31, 1998
                                            By
                                              --------------------------------
                                            Name:  John J. Gibbons
                                            Title: Chapter 11 Trustee